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                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
              FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                        SUPPLEMENT DATED OCTOBER 1, 1996
                                       To
                          PROSPECTUS DATED MAY 1, 1996

     This supplements the information contained in the prospectus ("Prospectus") of Metropolitan Life Separate Account UL ("Separate Account"), dated May 1, 1996, relating to certain flexible premium multifunded life insurance policies ("Policies"). You should keep this Supplement to the Prospectus for future reference. (You may obtain an additional copy of the Prospectus, free of charge, if you write to or call Metropolitan Life Insurance Company at the address or telephone number set out below.)

INTERESTS IN THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, OR GUARANTEED BY THE U.S. GOVERNMENT, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, ENTITY OR PERSON, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.






                      Metropolitan Life Insurance Company
                               One Madison Avenue
                           New York, New York  10010
                            Telephone 1-800-638-5000